Ivy Funds

Supplement dated June 3, 2013 to the

Ivy Funds Class R Shares Statement of Additional Information

dated December 18, 2012

and as supplemented January 18, 2013

Effective June 1, 2013, the reference and information related to Daniel Vrabac in the table under the section entitled “Portfolio Managers — Portfolio Managers employed by IICO” on page 76 is deleted in its entirety.

Effective June 1, 2013, the reference and information related to Daniel Vrabac in the tables under the section entitled “Portfolio Managers — Portfolio Managers employed by IICO — Ownership of Securities” on page 78 is deleted in its entirety.

Supplement	Statement of Additional Information	1